UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2017

Industrial Property Trust Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-55376	61-1577639
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

518 Seventeenth Street, 17th Floor

Denver, CO 80202

(Address of principal executive offices)

(303) 228-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01.        Entry Into a Material Definitive Agreement.

Build-To-Core Industrial Partnership II LP

On May 19, 2017 (the “Effective Date”), IPT BTC II GP LLC (the “General Partner”), IPT BTC II LP LLC (the “IPT Limited Partner”), Industrial Property Advisors Sub IV LLC (the “Special Limited Partner”), BCG BTC II Investors LLC (the “BCG Limited Partner”), and bcIMC (College) US Realty Inc., bcIMC (Municipal) US Realty Inc., bcIMC (Public Service) US Realty Inc., bcIMC (Teachers) US Realty Inc., bcIMC (WCB) US Realty Inc., bcIMC (WCBAF) Realpool Global Investment Corporation , bcIMC (Hydro) US Realty Inc. and QuadReal US Holdings, Inc. (collectively, the “QuadReal Limited Partner”) entered into that certain Agreement of Limited Partnership of Build-To-Core Industrial Partnership II LP (the “BTC II Partnership Agreement”), setting forth the terms pursuant to which the parties intend to jointly invest in a portfolio of industrial properties located in certain major United States distribution markets, and to be comprised of approximately (i) 70% development investments, (ii) 20% value-add investments, and (iii) 10% core investments (the foregoing clauses (i) through (iii), each, an “Investment Segment”). The General Partner and the IPT Limited Partner (together, the “IPT Partners” and, together with the BCG Limited Partner, the Special Limited Partner, the QuadReal Limited Partner and the Sell-Down Transferee (as defined below) (as applicable), collectively, the “Partners”) are both wholly-owned subsidiaries of Industrial Property Trust Inc. (the “Company”). The Special Limited Partner is a subsidiary of Industrial Property Advisors LLC, the Company’s advisor. The BCG Limited Partner is an affiliate of Black Creek Group LLC (“BCG”), which is an affiliate of Industrial Advisors Group LLC, the Company’s sponsor. The BTC II Partnership Agreement sets forth certain rights and obligations among the Partners, including the following key provisions:

•	As of the Effective Date, the IPT Partners own a 13% interest in Build-To-Core Industrial Partnership II LP (the “BTC II Partnership”), the BCG Limited Partner owns a 2% interest and the QuadReal Limited Partner owns the remaining 85% interest. The IPT Limited Partner has the right to transfer a portion of its interest in the BTC II Partnership in connection with the IPT Sell-Down (as defined below). The BTC II Partnership has a term ending on the tenth anniversary of the Effective Date (the “Term”) and has an investment period (the “Investment Period”) ending on the earliest to occur of: (i) the fifth anniversary of the Effective Date and (ii) twelve months after the expiration of the four year period in which the General Partner is obligated to present investment opportunities to the BTC II Partnership (the “Identification Period”). The Identification Period may be shortened upon the rejection by the QuadReal Limited Partner’s representative on the executive committee of the BTC II Partnership (the “QuadReal Representative”) of a certain number of presented investment opportunities or, with respect to each Investment Segment, upon the date on which the targeted percentage of aggregate capital commitments have been invested in or reserved for investment in such Investment Segment.

•	Investments made by the BTC II Partnership will be held indirectly through wholly-owned subsidiaries of the BTC II Partnership (each, a “Partnership Subsidiary”). All investments will be held indirectly through a single Partnership Subsidiary that is expected to elect to be treated as a real estate investment trust for U.S. federal income tax purposes.

•	The General Partner will manage the day-to-day operations of the BTC II Partnership, subject to the rights of the QuadReal Limited Partner and the Sell-Down Transferee (as applicable) to approve certain major decisions, including, but not limited to: the acquisition and sale of investments; the creation or assumption of debt financing; entering into or terminating certain material agreements; settling material litigation; materially changing the tax or legal structure of the BTC II Partnership; entering into certain affiliate transactions; waiver of certain material rights; winding up, dissolution or liquidation of the BTC II Partnership; and any merger or consolidation of the BTC II Partnership.

•	The General Partner is required to have the properties in the BTC II Partnership portfolio appraised by an independent appraiser within the calendar year following acquisition with respect to core and value-add investments and within the calendar year following the date of completion with respect to development investments. Thereafter, the General Partner is required to have such investments appraised by an independent appraiser annually.

•	The BTC II Partnership Agreement contains procedures for making distributions to the parties, including incentive distributions to the General Partner and the Special Limited Partner, which are subject to certain return thresholds being achieved. The General Partner and the Special Limited Partner have agreed to share any incentive distributions by the BTC II Partnership such that the General Partner shall receive 30.4% of such incentive distributions and the Special Limited Partner shall receive 69.6% of such incentive distributions, which represents 80% of the incentive distributions attributable to interests in the BTC II Partnership which are not owned by the IPT Partners.

•	The Partners, other than the Special Limited Partner, will be obligated to make capital contributions in proportion to their respective BTC II Partnership interests with respect to each approved investment during the Investment Period subject to any aggregate limits that may be applicable to a Partner’s obligation to contribute capital. In addition, both during and after the Investment Period, the General Partner is permitted to make additional capital calls with respect to certain preservation costs, certain limited operating and capital variances and other items.

•

The failure of a Partner to make a required capital contribution will result in the non-defaulting Partners having the right, but not the obligation, to: (i) require the Partner who made the capital call to revoke or revise the capital call notice and return the capital contributed by the non-defaulting partner pursuant to such capital call; (ii) fund the shortfall which, if funded, will be treated as a preferred equity capital contribution to the BTC II Partnership which accrues a preferred return; or (iii) make a capital contribution to the BTC II Partnership equal to the shortfall which will result in the dilution of the defaulting Partner’s interest in the BTC II Partnership. In addition, the defaulting Partner may forfeit certain rights under the BTC II Partnership Agreement, which rights will be reinstated if the funding of the shortfall is treated as a loan and the defaulting Partner repays the loan in full. If the defaulting Partner is an IPT Partner, then during the default period, it will be grounds to remove the General Partner for “cause,” as described below. If one of the IPT Limited Partners or the BCG Limited Partner fails to make a required capital contribution, and the other funds the required capital contribution, the funding Partner may elect, but is not obligated, to fund the non-funding Partner’s required capital contribution.

•	Subject to certain exceptions, during the Identification Period, the General Partner is required to present: (i) two out of every three potential development industrial property investment opportunities; provided that the BTC II Partnership will have the first option to pursue all potential development industrial property investments prior to March 31, 2018, and four out of every five potential development industrial property investments prior to March 31, 2019; (ii) one out of every three potential value-add industrial property investment opportunities; and (iii) one out of every four core industrial property investment opportunities on a rotational basis, to the BTC II Partnership for consideration. If the BTC II Partnership declines to invest in any such opportunity due to the rejection by the QuadReal Representative of the potential investment, the Company or its affiliates will be permitted to pursue the opportunity. The General Partner’s obligation to present investment opportunities as described herein will terminate under certain circumstances, including but not limited to the removal of the General Partner or the rejection by the QuadReal Representative of a certain number of presented opportunities, as described above.

•	The General Partner may be removed for “cause” as defined in the BTC II Partnership Agreement, which includes, but is not limited to: (i) the commission by the General Partner of an uncured material breach, a willful bad act, or gross negligence which has a material adverse effect on the BTC II Partnership; (ii) an unpermitted change in control of the Company; or (iii) the bankruptcy of the General Partner. If the QuadReal Limited Partner requests the removal of the General Partner, the removal determination will be made by binding arbitration. If the arbitration results in a determination to remove the General Partner, then the QuadReal Limited Partner and the Sell-Down Transferee (if applicable) will either appoint a replacement general partner from a previously approved list of third-party real estate and investment management companies prior to the IPT Sell-Down or a replacement general partner that they select from and after the IPT Sell-Down.

•	Each of the IPT Limited Partner, the BCG Limited Partner, the QuadReal Limited Partner and the Sell-Down Transferee (if applicable) will not be permitted to transfer (as defined in the BTC II Partnership Agreement) their respective interests in the BTC II Partnership to a third party until the first date on which (x) 75% of the rentable space of the BTC II Partnership’s last acquired development investment has been leased to tenants under leases for which the lease commencement date has occurred and such tenants have taken occupancy of their premises and have commenced base rent payments, and (y) the weighted average lease term of the leases with respect to such development investment is greater than two years (assuming, in the determination of the weighted average lease term, that any existing tenant termination right is exercised as of the first date such termination would be effective, and no existing tenant option to extend its lease is exercised) (the “Trigger Date”), at which time each of the IPT Limited Partner, the BCG Limited Partner, the QuadReal Limited Partner and the Sell-Down Transferee (if applicable) will be permitted to transfer all (but not less than all) of their respective interests, subject to certain limitations and requirements (including, with respect to a transfer of the IPT Limited Partner’s interest in the BTC II Partnership to a transferee, the requirement that there be a concurrent transfer by the General Partner of its interest in the BTC II Partnership to such transferee, which transfer shall be subject to the limitations set forth in the immediately succeeding sentence). Following the Trigger Date, the General Partner also will be permitted to transfer its interest in the BTC II Partnership to a third party institutional transferee meeting certain conditions set forth in the BTC II Partnership Agreement, subject to the approval of the QuadReal Limited Partner and the Sell-Down Transferee (if applicable). Each Partner may transfer its respective interest to an affiliate of such Partner at any time, subject to certain limitations. With respect to a transfer to a third party, any non-transferring Partner will have a right of first offer with respect to the transferring Partner’s interest, as well as customary tag-along rights. If an IPT Partner rejects an offer pursuant to its right of first offer, the BCG Limited Partner may elect to accept such offer in lieu of the IPT Partner.

•	The IPT Limited Partner may transfer a portion of its interest in the BTC II Partnership (the “IPT Sell-Down”) to a third party meeting certain conditions set forth in the BTC II Partnership Agreement (the “Sell-Down Transferee”), provided that the IPT Limited Partner maintains at least a 10% interest in the BTC II Partnership following the IPT Sell-Down.

•	At any time after the Trigger Date, the IPT Limited Partner, the QuadReal Limited Partner or the Sell-Down Transferee (if applicable) will have the right to trigger a buy-sell mechanism. For purposes of the buy-sell mechanism, the IPT Partners will be deemed a single partner. Upon delivery of a buy-sell notice, the buy-sell mechanism shall commence by any partner offering to purchase the entire interest of the other partners and the offeree must either sell its interest at the offered price or elect to buy the interest of the offering partner at the offered price. The IPT Partners will have a one-time right to delay any liquidation of the BTC II Partnership and the buy-sell process for up to 90 days (which in certain events may be extended to not more than six months in aggregate) if the Company is pursuing a transaction by which its common shares would become listed on a national securities exchange.

•	At any time, the IPT Partners may transfer all or any portion of their respective interest in the BTC II Partnership to one or more affiliates of BCG; provided that (i) if the General Partner transfers all but not less than all of its interest in the BTC II Partnership to one or more affiliates of BCG, such transferee shall become a substitute General Partner and assume all of the rights and obligations of the General Partner, and (ii) if the IPT Limited Partner transfers all but not less than all of its interest in the BTC II Partnership to one or more affiliates of BCG, such transferee shall assume the rights and obligations of the IPT Limited Partner.

•	Not more than 12 months prior to the expiration of the Term, each of the IPT Limited Partner, the QuadReal Limited Partner and the Sell-Down Transferee (if applicable) will have the right to cause a forced sale of the investment portfolio and other assets of the BTC II Partnership for a proposed price, subject to a right of first offer in favor of the non-initiating Partners to acquire the entire interest of the initiating Partner for a price determined in accordance with the terms of the BTC II Partnership Agreement (the “ROFO Price”). In the event the non-initiating Partners decline to purchase the interest of the initiating Partner for the ROFO Price, the initiating Partner will have the right to market the portfolio to a third party at a price not less than 98% of the initiating Partner’s original proposed price. The initiating Partner may thereafter elect to present a forced sale of the portfolio for a price less than 98% of the initiating Partner’s original proposed price, subject to a right of first refusal in favor of the non-initiating Partners.

•	In the event of (i) a dispute as to “cause” (as described above) or (ii) a deadlock event prior to the Trigger Date, any Limited Partner may deliver a written arbitration notice to the other Partners and initiate a final and binding arbitration procedure as described in the BTC II Partnership Agreement.

•	As compensation for the General Partner providing acquisition and asset management services and, to the extent applicable, development management and development oversight services, the BTC II Partnership will pay the General Partner, or its designee, certain fees in accordance with the terms of the BTC II Partnership Agreement.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements (such as those concerning the potential future activities of the BTC II Partnership) that are based on the Company’s current expectations, plans, estimates, assumptions, and beliefs that involve numerous risks and uncertainties, including, without limitation, those risks set forth in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, as amended or supplemented by the Company’s other filings with the Securities and Exchange Commission. Although these forward-looking statements reflect management’s belief as to future events, actual events or the Company’s investments and actual results of operations could differ materially from those expressed or implied in these forward-looking statements. To the extent that the Company’s assumptions differ from actual results, the Company’s ability to meet such forward-looking statements may be significantly hindered. You are cautioned not to place undue reliance on any forward-looking statements. The Company cannot assure you that it will attain its investment objectives.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDUSTRIAL PROPERTY TRUST INC.

May 25, 2017	By:	/s/ THOMAS G. MCGONAGLE
Name: Thomas G. McGonagle
Title: Managing Director, Chief Financial Officer

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